                                                              Exhibit 99.1


                           Laurel Capital Group, Inc.
                               2724 Harts Run Road
                           Allison Park, PA 15101-1437


                             P R E S S   R E L E A S E

Release Date:                        For Further Information:


February 1, 2005                     Edwin R. Maus, President/CEO
                                     412-487-7404 ext. 303
                                     email - ermaus@laurelsb.com
                                               or
                                     John A. Howard, Jr., Sr. Vice-President/CFO
                                     412-487-7404 ext. 311
                                     email - jhoward@laurelsb.com



                         LAUREL CAPITAL GROUP ANNOUNCES
                 EARNINGS FOR THE SECOND QUARTER OF FISCAL 2005


ALLISON PARK, PA - February 1, 2005 - Laurel Capital Group, Inc. (NASDAQ: LARL) today announced consolidated net income for the second quarter ended December 31, 2004 of $461,000 or $.23 per diluted share, an increase of 30.6% compared to net income of $353,000 or $.18 per diluted share in the prior year quarter.

For the six month period ended December 31, 2004, the Company recorded consolidated net income of $949,000 or $.48 per diluted share, an increase of 15.3% compared to consolidated net income of $823,000 or $.42 per diluted share for the six months ended December 31, 2003.

The Company's net interest income after provision for loan losses increased $225,000 or 13.8% to $1.9 million for the quarter ended December 31, 2004, compared to $1.6 million in the prior year period.


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




Other income increased slightly to $359,000 compared to $358,000 for the same period in the prior year period. However, included in the quarter ended December 31, 2003 was $14,000 in gains on sale of loans and securities. Excluding gains on sale, other income increased 4.4%. The increase primarily relates to an increase in service charge income partially offset by a slight decrease in income from bank owned life insurance.

Operating expenses decreased 2.1% to $1.5 million compared to $1.6 million in the prior year period. The operating expense decrease primarily resulted from a decrease in compensation and related fringe benefit costs and other operating expenses partially offset by an increase in professional fee expenses.

Provision for income taxes was $207,000 for the quarter ended December 31, 2004 compared to $55,000 in the prior year. The increase was related to higher pre-tax taxable income for the quarter ended December 31, 2004.

The increase in earnings for the six month period was primarily the result of a 7.8% increase in net interest income, after provision for loan losses, to $3.7 million for the six months ended December 31, 2004 compared to $3.4 million for the same period in the prior year. Results were further impacted by a decrease of 2.3% in operating expenses from $3.1 million for the six months ended December 31, 2003 to $3.0 million for the six months ended December 31, 2004. Partially offsetting such beneficial shifts were a slight decrease in other income and an increase in provision for income taxes.

Non-performing assets, which consist of loans delinquent 90 days and over and other real estate owned, decreased $601,000 or 27.9% to $1.6 million or .50% of total assets at December 31, 2004 compared to $2.2 million or .72% of total assets at June 30, 2004.

At December 31, 2004, Laurel Capital Group, Inc., had total assets of $308.5 million, an increase of $9.1 million or 3.0% compared to $299.4 million at June 30, 2004. Net loans receivable increased $24.6 million or 14.2% to $197.9 million at December 31, 2004 as compared to $173.3 million at June 30, 2004, primarily due to an increase in the single-family loan portfolio.


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

Savings deposits increased $8.5 million or 3.4% to $254.7 million at December 31, 2004 compared to $246.2 million at June 30, 2004, primarily due to an increase in certificate of deposit accounts. Stockholders' equity was $27.7 million or $14.28 per share at December 31, 2004 an increase of 2.1% compared to $27.1 million or $14.06 per share at June 30, 2004.

Laurel Capital Group, Inc., headquartered in Allison Park, PA, is the holding company for Laurel Savings Bank, a 117-year-old, Pennsylvania-chartered, FDIC-insured savings bank operating eight full-service offices located in Allegheny and Butler counties offering a wide variety of financial services and products to customers throughout the Pittsburgh metropolitan area. The Company's filings with the Securities and Exchange Commission are available electronically on the Internet and can be found at www.sec.gov/edgar/searchedgar/webusers.htm.

This news release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses these non-GAAP measures in its analysis of the Company's performance. These measures typically adjust GAAP performance measures to exclude the effects of significant gains or losses that are unusual in nature. Because these items and their impact on the Company's performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies.

This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors. Such factors include, but are not limited to, changes in interest rates which could affect net interest margins and net interest income, the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.


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


  LAUREL CAPITAL GROUP, INC.                                       PAGE 1 OF 2
  SELECTED CONSOLIDATED FINANCIAL DATA
  DECEMBER 31, 2004

                                                               YEAR-TO-DATE                        FISCAL 2005
                                                       -------------------------------    ---------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)          AT OR FOR THE SIX MONTHS ENDED:    AT OR FOR THE THREE MONTHS ENDED:
                                                       -------------------------------    ---------------------------------
(UNAUDITED)                                              DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      SEPTEMBER 30,
                                                            2004              2003              2004              2004
                                                         ----------        ----------        ----------        ----------
EARNINGS
Interest Income                                          $    6,748        $    6,635        $    3,424        $    3,324
Interest Expense                                              3,079             3,232             1,563             1,516
                                                         ----------        ----------        ----------        ----------
   Net Interest Income Before Provision for
      Loan Losses                                             3,669             3,403             1,861             1,808
Provision for Loan Losses                                         6                 6                 3                 3
                                                         ----------        ----------        ----------        ----------

   Net Interest Income after Provision for
      Loan Losses                                             3,663             3,397             1,858             1,805

Net Gain on Sale of Investment and Mortgage-
     Backed Securities                                            0                13                 0                 0
Gain on Sale of Loans Held for Sale                               6                 7                 0                 6
Other Income (excluding gains)                                  722               758               359               363
Operating Expenses                                            3,021             3,093             1,549             1,472
                                                         ----------        ----------        ----------        ----------

Income before Income Taxes                                    1,370             1,082               668               702

Provision for Income Taxes                                      421               259               207               214
                                                         ----------        ----------        ----------        ----------

Net Income                                               $      949        $      823        $      461        $      488
                                                         ==========        ==========        ==========        ==========

PROFITABILITY RATIOS (ANNUALIZED WHERE APPLICABLE)
Return on Average Assets                                       0.62%             0.53%             0.60%             0.64%
Return on Average Stockholders' Equity                         6.91%             6.04%             6.68%             7.14%
Yield on Interest-Earning Assets                               4.65%             4.61%             4.71%             4.58%
Cost of Interest-Bearing Liabilities                           2.38%             2.42%             2.41%             2.34%
Average Interest Rate Spread                                   2.27%             2.19%             2.30%             2.24%
Net Interest Margin                                            2.53%             2.36%             2.56%             2.49%
Operating Expenses to Average Assets                           1.98%             1.99%             2.02%             1.93%
Efficiency Ratio (1)                                          68.80%            74.29%            69.77%            67.80%

PER COMMON SHARE DATA
Shares Outstanding (at period end)                        1,940,021         1,879,354         1,940,021         1,928,604
Average Shares Outstanding-Basic                          1,933,293         1,881,017         1,936,811         1,928,604
Average Shares Outstanding-Diluted                        1,994,352         1,981,734         2,000,559         1,988,809
Earnings Per Share -Basic                                $     0.49        $     0.44        $     0.24        $     0.25
Earnings Per Share -Diluted                              $     0.48        $     0.42        $     0.23        $     0.25
Cash Dividends Paid                                      $     0.20        $     0.40        $     0.20        $     0.20
Book Value (period end)                                  $    14.28        $    14.44        $    14.28        $    14.26
Tangible Book Value (period end)                         $    12.48        $    12.33        $    12.48        $    12.41
Market Value (period end closing sales price)            $   21.540        $   24.750        $   21.540        $   22.650
                                                        ------------------------------


                                                                                     FISCAL 2004
                                                           -----------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)                              AT OR FOR THE THREE MONTHS ENDED:
                                                           ------------------------------------------------------------------
(UNAUDITED)                                                 JUNE 30,         MARCH 31,        DECEMBER 31,      SEPTEMBER 30,
                                                             2004              2004              2003              2003
                                                           ----------        ----------        ----------        ----------
EARNINGS
Interest Income                                            $    3,115        $    3,316        $    3,168        $    3,467
Interest Expense                                                1,427             1,471             1,532             1,700
                                                           ----------        ----------        ----------        ----------
   Net Interest Income Before Provision for
      Loan Losses                                               1,688             1,845             1,636             1,767
Provision for Loan Losses                                           3                 3                 3                 3
                                                           ----------        ----------        ----------        ----------

   Net Interest Income after Provision for
      Loan Losses                                               1,685             1,842             1,633             1,764

Net Gain on Sale of Investment and Mortgage-
     Backed Securities                                              0                22                13                 0
Gain on Sale of Loans Held for Sale                                 7                 0                 1                 6
Other Income (excluding gains)                                    363               339               344               414
Operating Expenses                                              1,480             1,577             1,583             1,510
                                                           ----------        ----------        ----------        ----------

Income before Income Taxes                                        575               626               408               674

Provision for Income Taxes                                        144               193                55               204
                                                           ----------        ----------        ----------        ----------

Net Income                                                 $      431        $      433        $      353        $      470
                                                           ==========        ==========        ==========        ==========

PROFITABILITY RATIOS (ANNUALIZED WHERE APPLICABLE)
Return on Average Assets                                         0.57%             0.57%             0.46%             0.60%
Return on Average Stockholders' Equity                           6.34%             6.32%             5.20%             6.85%
Yield on Interest-Earning Assets                                 4.37%             4.65%             4.40%             4.64%
Cost of Interest-Bearing Liabilities                             2.28%             2.32%             2.37%             2.48%
Average Interest Rate Spread                                     2.09%             2.33%             2.03%             2.16%
Net Interest Margin                                              2.36%             2.59%             2.27%             2.36%
Operating Expenses to Average Assets                             1.96%             2.09%             2.08%             2.53%
Efficiency Ratio (1)                                            72.94%            72.59%            79.86%            69.23%

PER COMMON SHARE DATA
Shares Outstanding (at period end)                          1,928,604         1,925,228         1,879,354         1,885,410
Average Shares Outstanding-Basic                            1,922,740         1,904,878         1,879,262         1,883,871
Average Shares Outstanding-Diluted                          1,985,426         1,992,913         1,974,863         1,985,873
Earnings Per Share -Basic                                  $     0.22        $     0.23        $     0.19        $     0.25
Earnings Per Share -Diluted                                $     0.22        $     0.22        $     0.18        $     0.24
Cash Dividends Paid                                        $     0.20        $     0.20        $     0.20        $     0.20
Book Value (period end)                                    $    14.06        $    14.29        $    14.44        $    14.59
Tangible Book Value (period end)                           $    12.16        $    12.28        $    12.33        $    12.43
Market Value (period end closing sales price)              $   21.150        $   23.740        $   24.750        $   20.690
                                                                                                                 ----------


(1) Total operating expenses (excluding net income or (loss) on other real estate owned) divided by total operating income (excluding gains on sale of assets available for sale). Gains and losses on the sales of loans and securities available for sale are excluded since they are generally considered by the Company's management to be non-recurring in nature. Similarly, net income or loss on other real estate owned is excluded since it is generally considered by the Company's management to be non-recurring in nature. The efficiency ratio is not a financial measurement required by Generally Accepted Accounting Principles (GAAP) used in the United States of America. However, the Company believes such information is useful to investors in evaluating the Company's operations.

As a result of rounding, the sum of quarterly amounts may not equal the year-to-date amounts.

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


    LAUREL CAPITAL GROUP, INC.                                    PAGE 2 OF 2
    SELECTED CONSOLIDATED FINANCIAL DATA
    DECEMBER 31, 2004

(DOLLARS IN THOUSANDS)                                     FISCAL 2005                      FISCAL 2004
                                                  ------------------------------     -------------------------------
(UNAUDITED)                                       DECEMBER 31,     SEPTEMBER 30,      JUNE 30,         MARCH 31,
                                                      2004             2004            2004              2004
                                                  ------------     -------------     ---------         ---------
BALANCE SHEET DATA (AS OF)
Total Assets                                       $ 308,499        $ 306,633        $ 299,375         $ 301,251

Mortgage Loans                                       159,464          147,361          133,920           127,900
Commercial and Other Loans                             1,174            1,095            1,475             2,269
Consumer Loans                                        37,289           37,643           37,896            38,247
                                                   ---------        ---------        ---------         ---------
Total Loans Receivable, Net                          197,927          186,099          173,291           168,416

Cash and Investment Securities                        76,032           84,305           87,554            99,038
Mortgage-Backed Securities                            17,068           19,231           21,024            15,452
Savings Deposits                                     254,652          251,553          246,179           247,677
FHLB Advances                                         21,605           21,607           21,609            21,610
Stockholders' Equity                                  27,702           27,505           27,125            27,519

ASSET QUALITY (AS OF)
Non-Performing Loans                               $   1,205        $   1,985        $   2,156         $   1,741
Non-Performing Assets                                  1,555            2,025            2,156             1,753
Allowance for Loan Losses                              1,988            1,992            2,032             2,017
Net Loan Charge-Offs (Recoveries)                         50               43              (14)               (5)
Non-Performing Loans to Total Loans, Net                0.61%            1.07%            1.24%             1.03%
Non-Performing Assets to Total Assets                   0.50%            0.66%            0.72%             0.58%
Allowance for Loan Losses/
   Total Loans                                          1.00%            1.07%            1.17%             1.20%
Allowance for Loan Losses/
   Non-Performing Loans                               164.98%          100.35%           94.25%           115.85%
Net Loan Charge-Offs (Recoveries)/ Avg Loans          0.0264%          0.0233%         -0.0084%          -0.0030%

RATIOS (AS OF)
Dividend Payout Ratio                                  83.33%           80.00%           94.13%            95.24%
Average Equity to Average Assets                        8.99%            8.96%            8.89%             8.87%
Core Capital - Tier I                                   7.71%            7.70%            7.76%             7.70%
Risk-Based Capital -Tier I                             14.98%           15.21%           15.65%            15.30%
Risk-Based Capital -Tier II                            16.24%           16.46%           16.90%            16.60%
Leverage Multiple (2)                                  11.14x           11.15x           11.04x            10.95x

OTHER DATA (AS OF)
Shareholders of Record                                   376              381              383               387
Number of Full-Service Banking Offices                     8                8                8                 8

(DOLLARS IN THOUSANDS)                                   FISCAL 2004                        FISCAL 2003
                                             ----------------------------------      --------------------------
(UNAUDITED)                                      DECEMBER 31,     SEPTEMBER 30,       JUNE 30,        MARCH 31,
                                                     2003             2003             2003             2003
                                                 -------------    -------------      ---------        ---------
BALANCE SHEET DATA (AS OF)
Total Assets                                       $ 302,725        $ 307,278        $ 322,783        $ 316,755

Mortgage Loans                                       118,205          114,799          133,518          143,151
Commercial and Other Loans                             2,254            3,012            3,012            1,052
Consumer Loans                                        39,551           40,172           44,672           42,968
                                                   ---------        ---------        ---------        ---------
Total Loans Receivable, Net                          160,010          157,983          181,202          187,171

Cash and Investment Securities                       113,575          120,175          109,168           99,668
Mortgage-Backed Securities                            10,640           10,397           13,505           16,031
Savings Deposits                                     248,803          251,236          265,580          259,388
FHLB Advances                                         21,612           24,632           24,672           24,713
Stockholders' Equity                                  27,145           27,509           27,684           27,385

ASSET QUALITY (AS OF)
Non-Performing Loans                               $   1,595        $   1,142        $     956        $     953
Non-Performing Assets                                  1,608            1,157              956            1,083
Allowance for Loan Losses                              1,984            2,005            2,006            2,014
Net Loan Charge-Offs (Recoveries)                         28                4               18                8
Non-Performing Loans to Total Loans, Net                1.00%            0.72%            0.53%            0.51%
Non-Performing Assets to Total Assets                   0.53%            0.38%            0.30%            0.34%
Allowance for Loan Losses/
   Total Loans                                          1.24%            1.27%            1.11%            1.08%
Allowance for Loan Losses/
   Non-Performing Loans                               124.39%          175.57%          209.83%          211.33%
Net Loan Charge-Offs (Recoveries)/ Avg Loans          0.0170%          0.0023%          0.0103%          0.0062%

RATIOS (AS OF)
Dividend Payout Ratio                                  95.24%           83.33%           59.38%           57.00%
Average Equity to Average Assets                        8.77%            8.68%            9.52%            9.82%
Core Capital - Tier I                                   7.63%            7.22%            7.51%            8.45%
Risk-Based Capital -Tier I                             15.39%           14.82%           13.82%           11.65%
Risk-Based Capital -Tier II                            16.69%           16.08%           15.04%           12.69%
Leverage Multiple (2)                                  11.15x           11.17x           11.66x           11.57x

OTHER DATA (AS OF)
Shareholders of Record                                   393              395              401              402
Number of Full-Service Banking Offices                     8                8                8                8


(2) Assets divided by stockholder equity.